Exhibit 99.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Asterisks denote omissions.

AMENDMENT TO NOTE PURCHASE AGREEMENT

(Bank of America BAGEL )

This Amendment to Note Purchase Agreement (this “Amendment”) is entered into this 31st day of January 2005 by and between Bank of America, N.A., a national banking association organized under the laws of the United States (“Bank of America”), and The First Marblehead Corporation, a Delaware corporation (“FMC”).  Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, Bank of America and FMC have previously entered into that certain Note Purchase Agreement dated as of April 30, 2001 (as amended to date, the “Note Purchase Agreement”); and

WHEREAS the parties desire to further amend the Note Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of these presents and the covenants contained herein and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             The parties acknowledge that FMC intends to use good faith efforts to schedule a Securitization Transaction within the next one hundred fifty (150) days (such transaction, the “2005-1 Securitization Transaction”).   The parties agree that the definition of “Seasoned Loan” is hereby amended in its entirety, solely for purposes of the 2005-1 Securitization Transaction, as follows:

“Seasoned Loan” means a Bank of America Conforming Loan made by Program Lender that becomes “seasoned” in accordance with the following criteria:

(a)                                  Subject to subsection (c) below, each prepGATE loan (as defined in the Product Specifications) shall be deemed to be a “Seasoned Loan” immediately upon the final disbursement of principal in respect of the promissory note evidencing the same.

(b)                                 Subject to subsection (c) below, the following Bank of America Conforming Loans (as each of the same is defined in the Product Specifications) shall each be deemed to be a “Seasoned Loan”, provided that the final disbursement of principal in respect of the promissory note evidencing the same shall have been made prior to [**]:

(i)            Bank of America Undergraduate Education Loans;

(ii)           Bank of America Graduate Education Loans;

(iii)          Bank of America ISLP Undergraduate Loans;

(iv)          Bank of America ISLP Graduate Loans;

(v)           Bank of America ISLP Offshore Medical Loans;

(vi)          Bank of America ISLP MedSelect Loans;

(vii)                           Bank of America TERI ALP Loans; and

(viii)                        Bank of America TERI PEP Loans.

(c)                                  Notwithstanding the criteria set forth in subsections (a) and (b) above, each Bank of America Conforming Loan shall be deemed to be a “Seasoned Loan” immediately upon the occurrence of either of the following events:

(i)                                     Such Bank of America Conforming Loan enters the repayment period as a result of the applicable borrower’s failure to continue to be enrolled (A) at the Participating Institution or (B) in the case of a loan to a borrower enrolled in a medical or dental degree program, in an approved residency period, in each case as and to the extent required by the Product Specifications; or

(ii)                                  A “Guaranty Event” (as defined in the Guaranty Agreement) occurs with respect to such Bank of America Conforming Loan.

2.             For purposes of the 2005-1 Securitization Transaction, the Pool Supplement shall be substantially in the form and substance of the Pool Supplement attached hereto as Exhibit A.

3.             The parties agree that for Securitization Transactions occurring after the 2005-1 Securitization Transaction, the definition of “Seasoned Loan” is hereby amended in its entirety as follows:

“Seasoned Loan” means a Bank of America Conforming Loan made by Program Lender that becomes “seasoned” in accordance with the following criteria:

(a)                                  Subject to subsection (c) below, each prepGATE loan (as defined in the Product Specifications) shall be deemed to be a “Seasoned Loan” immediately upon the final disbursement of principal in respect of the promissory note evidencing the same.

(b)                                 Subject to subsection (c) below, the Bank of America Conforming Loans (as each of the same is defined in the Product Specifications) set forth in items (i) through (viii) below shall each be deemed to be a “Seasoned Loan”, subject to the satisfaction of both (A) the final disbursement of principal in respect of the promissory note evidencing the same shall have been made (the “Final Disbursement”) and (B) the [**] in which such [**] on or after [**] (each, a “Qualifying Securitization Transaction”).

 (i)           Bank of America Undergraduate Education Loans;

(ii)           Bank of America Graduate Education Loans;

(iii)          Bank of America ISLP Undergraduate Loans;

(iv)          Bank of America ISLP Graduate Loans;

(v)           Bank of America ISLP Offshore Medical Loans;

(vi)          Bank of America ISLP MedSelect Loans;

(vii)         Bank of America TERI ALP Loans; and

(viii)        Bank of America TERI PEP Loans.

(c)                                  Notwithstanding the criteria set forth in subsections (a) and (b) above, each Bank of America Conforming Loan shall be deemed to be a “Seasoned Loan” immediately upon the occurrence of either of the following events:

(iii)                               Such Bank of America Conforming Loan enters the repayment period as a result of the applicable borrower’s failure to continue to be enrolled (A) at the Participating Institution or (B) in the case of a loan to a borrower enrolled in a medical or dental degree program, in an approved residency period, in each case as and to the extent required by the Product Specifications; or

(iv)                              A “Guaranty Event” (as defined in the Guaranty Agreement) occurs with respect to such Bank of America Conforming Loan.

4.             For purposes of any Qualifying Securitization Transaction, the Pool Supplement shall be substantially in the form and substance of the Pool Supplement attached hereto as Exhibit B.

5.             As amended hereby, the Note Purchase Agreement remains in full force and effect.

6.             This Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement.

[remainder of page left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

BANK OF AMERICA, N.A.

By:	/s/K. L. Canon
Name: K. L. Cannon
Title: SVP

THE FIRST MARBLEHEAD CORPORATION

By:	/s/L. A. Lutz
Name: L.A. Lutz
Title: Executive Vice President

EXHIBIT A

2005-1 POOL SUPPLEMENT

This Pool Supplement (the “Supplement”) is entered into pursuant to and forms a part of that certain (i) Note Purchase Agreement dated as of April 30, 2001 and (ii) Note Purchase Agreement dated as of June 30, 2003, each as amended or supplemented from the date of execution of the Agreement through the date of this Supplement (together, the “Agreement”), by and between The First Marblehead Corporation and Bank of America, N.A. (the “Program Lender”).  This Supplement is dated as of February         , 2005.  Capitalized terms used in this Supplement without definitions have the meanings set forth in the Agreement.

Article 1:  Purchase and Sale.

In consideration of the Minimum Purchase Price set forth in Schedule 1 attached hereto, the Program Lender hereby transfers, sells, sets over and assigns to The National Collegiate Funding LLC (the “Depositor”), upon the terms and conditions set forth in the Agreement (which are incorporated herein by reference with the same force and effect as if set forth in full herein), each student loan set forth on the attached Schedule 2 (the “Transferred Bank of America Loans”) along with all of the Program Lender’s rights under the Guaranty Agreement relating to the Transferred Bank of America Loans.  The Depositor in turn will sell the Transferred Bank of America Loans to The National Collegiate Student Loan Trust 2005-1 (the “Trust”).  The Program Lender hereby transfers and delivers to the Depositor each Note evidencing such Transferred Bank of America Loan and all Origination Records relating thereto, in accordance with the terms of the Agreement.  The Depositor hereby purchases said Notes on said terms and conditions.

Article 2:  Price.

The amounts paid pursuant to this Supplement are the amounts set forth on Schedule 1 attached hereto.

Article 3:  Representations and Warranties.

3.01.        By Program Lender.

The Program Lender repeats the representations and warranties contained in Section 5.02 of the Agreement for the benefit of each of the Depositor and the Trust and confirms the same are true and correct as of the date hereof with respect to the Agreement and to this Supplement.

3.02.        By Depositor.

The Depositor hereby represents and warrants to the Program Lender that at the date of execution and delivery of this Supplement by the Depositor:

(a)           The Depositor is duly organized and validly existing as a limited liability company under the laws of the State of Delaware with the due power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Transferred Bank of America Loans.

(b)           The Depositor is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c)           The Depositor has the power and authority to execute and deliver this Supplement and to carry out its respective terms; the Depositor has the power and authority to purchase the Transferred Bank of America Loans and rights relating thereto as provided herein from the Program Lender, and the Depositor has duly authorized such purchase from the Program Lender by all necessary action; and the execution, delivery and performance of this Supplement has been duly authorized by the Depositor by all necessary action on the part of the Depositor.

(d)           This Supplement, together with the Agreement of which this Supplement forms a part, constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms.

(e)           The consummation of the transactions contemplated by the Agreement and this Supplement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instruments of the Depositor or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)            There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties:  (i) asserting the invalidity of the Agreement or this Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Agreement or this Supplement, or (iii) seeking any determination or ruling that is likely to materially or adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of the Agreement or this Supplement.

Article 4:  Cross Receipt.

The Program Lender hereby acknowledges receipt of the Minimum Purchase Price.  The Depositor hereby acknowledges receipt of the Transferred Bank of America Loans.

Article 5:  Assignment of Origination, Guaranty and Servicing Rights.

The Program Lender hereby assigns and sets over to the Depositor any claims it may now or hereafter have under the Guaranty Agreement, the Origination Agreement and the Servicing Agreement to the extent the same relate to the Transferred Bank of America Loans described in Schedule 2, other than any right to obtain servicing after the date hereof.  It is the intent of this provision to vest in the Depositor any claim of the Program Lender relating to defects in origination, guaranty or servicing of the loans purchased hereunder in order to permit the Depositor to assert such claims directly and obviate any need to make the same claims against the Program Lender under this Supplement.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

THE NATIONAL COLLEGIATE FUNDING LLC

By:	GATE Holdings, Inc., Member

By:
Name:
Title:

SCHEDULE 1

BAGEL & TERI ALTERNATIVE

For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)                                  The unpaid principal amount of the Seasoned Loans in question [**]; plus

(b)                                 All accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)                                  [**], the amount of any guaranty fee paid by the Program Lender to The Education Resources Institute, Inc. (“TERI”) (except that for Generic Credit-ready Medical loans and the loans to graduate and professional students at the College of William and Mary, no such amount shall be paid to the Program Lender for fees paid under columns 4 and 5b of Exhibit K to the Guaranty Agreement, as amended).  If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to TERI [**]; plus

(d)                                 [**], computed as a percentage of the original principal amount [**] or (if less) the remaining principal amount [**] of Transferred Bank of America BAGEL and TERI Loans as follows (for tier references see The Bank of America TERI Exhibit K (AKA as Schedule 3.3) of the Guaranty Agreement):

1.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Undergraduate Loans, [**]%;

2.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Graduate Loans, [**]%;

3.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Law Loans, [**]%;

4.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Business Loans, [**]%;

5.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Medical Loans, [**]%;

6.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Dental Loans, [**]%;

7.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Graduate Loans, [**]%;

8.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Law Loans, [**]%;

9.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Business Loans, [**]%;

10.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Medical Loans, [**]%;

11.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Dental Loans, [**]%;

12.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Bar Loans, [**]%;

13.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Relocation & Residency Loans, [**]%;

14.                                 with respect to Bank of America BAGEL William & Mary School Channel Creditworthy Graduate Loans, [**]%;

15.                                 with respect to Bank of America BAGEL William & Mary School Channel Creditworthy Law Loans, [**]%;

16.                                 with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Graduate Loans, [**]%;

17.                                 with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Law Loans, [**]%; and

18.                                 with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Business Loans, [**]%.

19.                                 with respect to Bank of America TERI School Channel Undergraduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

20.                                 with respect to Bank of America TERI School Channel Graduate Creditworthy Loans, [**]%; for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

21.                                 with respect to Bank of America TERI School Channel Graduate Credit-ready Loans, [**]%;and

22.                                 with respect to Bank of America TERI PrepGATE Loans, [**]%.

Direct to Consumer (DTC)

For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)                                  The unpaid principal amount [**] of the Transferred Bank of America Direct to Consumer Loans; plus

(b)                                 All accrued and unpaid interest on such Transferred Bank of America Direct to Consumer Loans, [**]; plus

(c)                                  [**] The Education Resources Institute, Inc. (“TERI”) with respect to such Transferred Bank of America Direct to Consumer Loans pursuant to the Origination Agreement; plus

(d)                                 The amount of any Guaranty Fees paid by the Program Lender to TERI at the time of the Securitization Transaction pursuant to column 6a of Schedule 3.3 of the Guaranty Agreement [**]; plus

(e)                                  [**], computed as a percentage of the original principal amount [**] or (if less) the remaining principal amount [**] of Transferred Bank of America Direct to Consumer Loans as follows (for tier references see The Bank of America Direct to Consumer Schedule 3.3 of the Guaranty Agreement):

1.                                       with respect to K-12 Creditworthy Loans, [**]%;

2.                                       with respect to Continuing Education Creditworthy Loans, [**]% for tiers 1-4 and [**]% for tier 5;

3.                                       with respect to Undergraduate Creditworthy Loans, [**]% for tiers 1-4 and [**]% for tier 5; and

4.                                       with respect to Graduate Creditworthy Loans, [**]% for tiers 1-4 and [**]% for tier 5.

ISLP

For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)                                  The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

(b)                                 All accrued and unpaid interest on such Seasoned Loans, in accordance with the terms of the Notes, [**]; plus

(c)                                  The amount of any Guaranty Fees paid by the Program Lender to The Education Resources Institute, Inc. (“TERI”) at the time of the Securitization Transaction pursuant to Column 6a of Schedule 3.3 of the Guaranty Agreement.  [**] (Note: the minimum purchase price [**] pursuant to Column 5b of Schedule 3.3 of the Guaranty Agreement); plus

(d)                                 [**] computed as a percentage of the original principal amount [**] or (if less) the remaining principal amount [**] of the Loans as follows (for tier references see The Bank of America ISLP Schedule 3.3 of the Guaranty Agreement):

1.               with respect to Bank of America ISLP School Channel Undergraduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

2.               with respect to Bank of America ISLP School Channel Graduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

3.               with respect to Bank of America ISLP School Channel Graduate Credit-ready Loans, [**]%;

4.               with respect to Bank of America ISLP School Channel Graduate Creditworthy Medical Loans, [**]%;

5.               with respect to Bank of America ISLP School Channel Graduate Credit-ready Medical Loans, [**]%;

6.               with respect to Bank of America ISLP School Channel Graduate Creditworthy Medical Residency Loans, [**]%; and

7.               with respect to Bank of America ISLP School Channel Graduate Credit-ready Medical Residency Loans, [**]%.

EXHIBIT B

QUALIFYING SECURITIZATION TRANSACTION POOL SUPPLEMENT

This Pool Supplement (the “Supplement”) is entered into pursuant to and forms a part of that certain (i) Note Purchase Agreement dated as of April 30, 2001 and (ii) Note Purchase Agreement dated as of June 30, 2003, each as amended or supplemented from the date of execution of the Agreement through the date of this Supplement (together, the “Agreement”), by and between The First Marblehead Corporation and Bank of America, N.A. (the “Program Lender”).  This Supplement is dated as of                          .  Capitalized terms used in this Supplement without definitions have the meanings set forth in the Agreement.

Article 1:  Purchase and Sale.

In consideration of the Minimum Purchase Price set forth in Schedule 1 attached hereto, the Program Lender hereby transfers, sells, sets over and assigns to The National Collegiate Funding LLC (the “Depositor”), upon the terms and conditions set forth in the Agreement (which are incorporated herein by reference with the same force and effect as if set forth in full herein), each student loan set forth on the attached Schedule 2 (the “Transferred Bank of America Loans”) along with all of the Program Lender’s rights under the Guaranty Agreement relating to the Transferred Bank of America Loans.  The Depositor in turn will sell the Transferred Bank of America Loans to The National Collegiate Student Loan Trust                (the “Trust”).  The Program Lender hereby transfers and delivers to the Depositor each Note evidencing such Transferred Bank of America Loan and all Origination Records relating thereto, in accordance with the terms of the Agreement.  The Depositor hereby purchases said Notes on said terms and conditions.

Article 2:  Price.

The amounts paid pursuant to this Supplement are the amounts set forth on Schedule 1 attached hereto.

Article 3:  Representations and Warranties.

3.01.        By Program Lender.

The Program Lender repeats the representations and warranties contained in Section 5.02 of the Agreement for the benefit of each of the Depositor and the Trust and confirms the same are true and correct as of the date hereof with respect to the Agreement and to this Supplement.

3.02.        By Depositor.

The Depositor hereby represents and warrants to the Program Lender that at the date of execution and delivery of this Supplement by the Depositor:

(a)           The Depositor is duly organized and validly existing as a limited liability company under the laws of the State of Delaware with the due power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Transferred Bank of America Loans.

(b)           The Depositor is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c)           The Depositor has the power and authority to execute and deliver this Supplement and to carry out its respective terms; the Depositor has the power and authority to purchase the Transferred Bank of America Loans and rights relating thereto as provided herein from the Program Lender, and the Depositor has duly authorized such purchase from the Program Lender by all necessary action; and the execution, delivery and performance of this Supplement has been duly authorized by the Depositor by all necessary action on the part of the Depositor.

(d)           This Supplement, together with the Agreement of which this Supplement forms a part, constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms.

(e)           The consummation of the transactions contemplated by the Agreement and this Supplement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instruments of the Depositor or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)            There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties:  (i) asserting the invalidity of the Agreement or this Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Agreement or this Supplement, or (iii) seeking any determination or ruling that is likely to materially or adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of the Agreement or this Supplement.

Article 4:  Cross Receipt.

The Program Lender hereby acknowledges receipt of the Minimum Purchase Price.  The Depositor hereby acknowledges receipt of the Transferred Bank of America Loans.

Article 5:  Assignment of Origination, Guaranty and Servicing Rights.

The Program Lender hereby assigns and sets over to the Depositor any claims it may now or hereafter have under the Guaranty Agreement, the Origination Agreement and the Servicing Agreement to the extent the same relate to the Transferred Bank of America Loans described in Schedule 2, other than any right to obtain servicing after the date hereof.  It is the intent of this provision to vest in the Depositor any claim of the Program Lender relating to defects in origination, guaranty or servicing of the loans purchased hereunder in order to permit the Depositor to assert such claims directly and obviate any need to make the same claims against the Program Lender under this Supplement.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

THE NATIONAL COLLEGIATE FUNDING LLC

By:	GATE Holdings, Inc., Member

By:
Name:
Title:

SCHEDULE 1

BAGEL & TERI ALTERNATIVE

For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)                                  The unpaid principal amount of the Seasoned Loans in question [**]; plus

(b)                                 All accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)                                  [**], the amount of any guaranty fee paid by the Program Lender to The Education Resources Institute, Inc. (“TERI”) (except that for Generic Credit-ready Medical loans and the loans to graduate and professional students at the College of William and Mary, no such amount shall be paid to the Program Lender for fees paid under columns 4 and 5b of Exhibit K to the Guaranty Agreement, as amended).  If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to TERI [**]; plus

(d)                                 [**], computed as a percentage of the original principal amount [**] or (if less) the remaining principal amount [**] of Transferred Bank of America BAGEL and TERI Loans as follows (for tier references see The Bank of America TERI Exhibit K (AKA Schedule 3.3) of the Guaranty Agreement):

1.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Undergraduate Loans, [**]%;

2.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Graduate Loans, [**]%;

3.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Law Loans, [**]%;

4.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Business Loans, [**]%;

5.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Medical Loans, [**]%;

6.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Dental Loans, [**]%;

7.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Graduate Loans, [**]%;

8.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Law Loans, [**]%;

9.                                       with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Business Loans, [**]%;

10.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Medical Loans, [**]%;

11.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Dental Loans, [**]%;

12.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Bar Loans, [**]%;

13.                                 with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Relocation & Residency Loans, [**]%;

14.                                 with respect to Bank of America BAGEL William & Mary School Channel Creditworthy Graduate Loans, [**]%;

15.                                 with respect to Bank of America BAGEL William & Mary School Channel Creditworthy Law Loans, [**]%;

16.                                 with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Graduate Loans, [**]%;

17.                                 with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Law Loans, [**]%; and

18.                                 with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Business Loans, [**]%.

19.                                 with respect to Bank of America TERI School Channel Undergraduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

20.                                 with respect to Bank of America TERI School Channel Graduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

21.                                 with respect to Bank of America TERI School Channel Graduate Credit-ready Loans, [**]%; and

22.                                 with respect to Bank of America TERI PrepGATE Loans, [**]%.

Direct to Consumer (DTC)

For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)                                        The unpaid principal amount [**] of the Transferred Bank of America Direct to Consumer Loans; plus

(b)                                 All accrued and unpaid interest on such Transferred Bank of America Direct to Consumer Loans, [**]; plus

(c)                                  [**] The Education Resources Institute, Inc. (“TERI”) with respect to such Transferred Bank of America Direct to Consumer Loans pursuant to the Origination Agreement; plus

(d)                                 The amount of any Guaranty Fees paid by the Program Lender to TERI at the time of the Securitization Transaction pursuant to column 6a of Schedule 3.3 of the Guaranty Agreement [**]; plus

(e)                                  [**], computed as a percentage of the original principal amount [**] or (if less) the remaining principal amount [**]) of Transferred Bank of America Direct to

Consumer Loans as follows (for tier references see The Bank of America Direct to Consumer Schedule 3.3 of the Guaranty Agreement):

1.                                       with respect to K-12 Creditworthy Loans, [**]%;

2.                                       with respect to Continuing Education Creditworthy Loans, [**]% for tiers 1-4 and [**]% for tier 5;

3.                                       with respect to Undergraduate Creditworthy Loans, [**]% for tiers 1-4 and [**]% for tier 5; and

4.                                       with respect to Graduate Creditworthy Loans, [**]% for tiers 1-4 and [**]% for tier 5.

ISLP

For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)                                  The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

(b)                                 All accrued and unpaid interest on such Seasoned Loans, in accordance with the terms of the Notes, [**]; plus

(c)                                  The amount of any Guaranty Fees paid by the Program Lender to The Education Resources Institute, Inc. (“TERI”) at the time of the Securitization Transaction pursuant to Column 6a of Schedule 3.3 of the Guaranty Agreement.  [**] (Note: the minimum purchase price [**] pursuant to Column 5b of Schedule 3.3 of the Guaranty Agreement); plus

(d)                                 [**] computed as a percentage of the original principal amount [**] or (if less) the remaining principal amount [**] of the Loans as follows (for tier references see The Bank of America ISLP Schedule 3.3 of the Guaranty Agreement):

1.                                       with respect to Bank of America ISLP School Channel Undergraduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

2.                                       with respect to Bank of America ISLP School Channel Graduate Creditworthy Loans, [**]% for tiers 1, 2, 3 & 4 as well as the non-tiered loans;

3.                                       with respect to Bank of America ISLP School Channel Graduate Credit-ready Loans, [**]%;

4.                                       with respect to Bank of America ISLP School Channel Graduate Creditworthy Medical Loans, [**]%;

5.                                       with respect to Bank of America ISLP School Channel Graduate Credit-ready Medical Loans, [**]%

6.                                       with respect to Bank of America ISLP School Channel Graduate Creditworthy Medical Residency Loans, [**]%; and

7.                                       with respect to Bank of America ISLP School Channel Graduate Credit-ready Medical Residency Loans, [**]%.